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                                                                   Exhibit 10.25


                            ASTEA INTERNATIONAL INC.

                       CROSS COLLATERALIZATION AGREEMENT


     THIS CROSS COLLATERALIZATION AGREEMENT (this "AGREEMENT") is made this 30th day of June, 1997, by and among ASTEA INTERNATIONAL INC. (the "GRANTOR"), PNC BANK, NATIONAL ASSOCIATION ("CREDITOR A") and PNC LEASING CORP. ("CREDITOR B").

                                WITNESSETH THAT:

     WHEREAS, the Grantor and Creditor A have entered into, or may hereafter enter into, certain financing arrangements, as evidenced by one or more promissory notes, loan agreements or other agreements, instruments and documents, including without limitation that certain Amended and Restated Loan and Security Agreement dated April 24, 1995, as amended to date (collectively, the "CREDITOR A DOCUMENTS"); and

     WHEREAS, the Grantor's obligations to Creditor A under the Creditor A Documents are secured by one or more mortgage liens, Uniform Commercial code security interests, pledges of personal property or other collateral security arrangements in the Grantor's real or personal property, as set forth in the Creditor A Documents (the "CREDITOR A COLLATERAL"); and

     WHEREAS, the Grantor and Creditor B have entered into, or may hereafter enter into, certain lease arrangements, as evidenced by one or more lease agreements and lease schedules from time to time executed in connection therewith, including without limitation that certain Master Lease Agreement (Lease No. 937) dated October 30, 1996 and various Schedules executed pursuant thereto (collectively, the "CREDITOR B DOCUMENTS"); and

     WHEREAS, the Grantor's obligations to Creditor B under the Creditor B Documents, to the extent the Creditor B Documents are ever deemed to be intended as a secured transaction and not as a true lease, are secured by the equipment leased pursuant to the Creditor B Documents and all proceeds thereof, as set forth in the Creditor B Documents (the "CREDITOR B COLLATERAL"); and

     WHEREAS, Creditor A and Creditor B are affiliates under the common control of PNC Bank Corp.; and

     WHEREAS, the parties hereto desire to further secure all obligations of the Grantor to both Creditor A and Creditor B (collectively, the "SECURED PARTIES") with both the Creditor A Collateral and the Creditor B Collateral;

     NOW, THEREFORE, in consideration of the mutual undertakings described herein, and other good and valuable consideration, the receipt of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto covenant and agree as follows:

     1.   SECURITY FOR FINANCING ARRANGEMENTS.  The obligations secured by the
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Creditor A Collateral and by the Creditor B Collateral shall include all loans, advances, debts, liabilities, obligations,, covenants and duties owing by the Grantor to Creditor A or Creditor B (whether held jointly or severally), of any kind or nature, present or future, whether or not evidenced by any note, guaranty, lease or other instrument, whether arising under any agreement, instrument or document, whether or not for the payment of monies, whether


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arising by reason of an extension of credit, opening of a letter of credit, loan, guarantee, lease or in any other manner, whether arising out of overdrafts on deposits or other accounts or electronic funds transfers (whether through automatic clearing houses or otherwise) or out of the non-receipt of or inability to collect funds or otherwise not being made whole in connection with depository transfer check or other similar arrangements, whether direct or indirect (including those acquired by assignment or participation), absolute or contingent, joint or several, due or to become due, now existing or hereafter arising, and any amendments, extensions, renewals or increases and all costs and expenses of Creditor A or Creditor B incurred in the documentation, negotiation, modification, enforcement, collection or otherwise in connection with any of the foregoing, including reasonable attorney's fees and expenses (collectively, the
"OBLIGATIONS").   Specifically, without limitation, all of Borrower's presently owned or hereafter acquired or arising accounts, inventory, chattel paper, investment property, documents, instruments, equipment (including the equipment leased pursuant to the Creditor B Documents) and general intangibles, as each of such terms are presently defined in the Pennsylvania Uniform Commercial Code, and all proceeds thereof, and all cash, deposit and other property, including investment property, of the Borrower now or hereafter in possession of or on deposit with Bank, PNC or any affiliate of either thereof, shall secure, and Borrower hereby grants to each of PNC and Bank a security interest in all of the foregoing to secure, all of Borrower's present and future liabilities and obligations to either or both of PNC and Bank.

     2.   EFFECT ON CREDITOR A DOCUMENTS AND CREDITOR B DOCUMENTS.   This
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Agreement is deemed incorporated into each of the Creditor A Documents and the
Creditor B Documents. By virtue of the terms hereof, the Creditor A Documents are deemed incorporated into the Creditor B Documents and the Creditor B Documents are deemed incorporated into the Creditor A Documents. To the extent that any term or provision of this Agreement is or may be deemed expressly inconsistent with any term or provision in any Creditor A Document or any Creditor B Document, the terms and provisions hereof shall control. The Grantor hereby confirms and ratifies each of the liens, security interests, mortgages or pledges granted in the Creditor A Collateral and the Creditor B Collateral, all of which shall continue unimpaired and in full force and effect. Except as modified hereby, the terms and provisions of the Creditor A Documents and the Creditor B Documents remain unchanged and in full force and effect. Except as expressly provided herein, this Agreement shall not constitute an amendment, waiver, consent or release with respect to any provision of the Creditor A Documents or the Creditor B Documents, a waiver of any default or Event of Default thereunder, or a waiver or release of any of the Secured parties' rights
and remedies (all of which are hereby reserved).    THE GRANTOR HEREBY RATIFIES
AND CONFIRMS THE CONFESSION OF JUDGMENT AND WAIVER OF JURY TRAIL PROVISIONS (IF APPLICABLE) CONTAINED IN THE CREDITOR A DOCUMENTS OR THE CREDITOR B DOCUMENTS.

     3.   FURTHER ASSURANCE.  At any time and from time to time, upon demand of
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either secured Party, the Grantor will give, execute, file and record any notice, financing statement, continuation statement, instrument, document or agreement that such Secured Party may consider necessary or desirable to create, preserve, continue, perfect or validate the cross-collateralized security interests granted hereunder or to enable such Secured Party to exercise or enforce its rights hereunder, under the Creditor A Documents or under the Creditor B Documents with respect to such security interests.

     4.   RIGHTS AND OBLIGATIONS ABSOLUTE.  All rights of the Secured Parties
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and the security interests hereunder and the obligations of the Grantor hereunder and under the Creditor A Documents and the Creditor B Documents shall be absolute and unconditional and will not be affected by any amendment, renewal, waiver of or increase in the Obligations, any surrender, exchange, acceptance, compromise or release by the Secured Parties of any other party, or any guarantee or any security held by either of them for any of the Obligations, by any delay or omission of the Secured Parties in exercising any right or power with respect to any of the Obligations or any guarantee or collateral held by either of them for any of the Obligations, by any failure of the Secured parties to take any steps to perfect or maintain their lien or security interest in or to preserve their rights to any security or other collateral for any of the Obligations or any guarantee, by any irregularity,

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unenforceability or invalidity of any of the obligations or any part thereof or any security or other guarantee thereof, or by any other circumstance which might otherwise constitute a defense available to or a discharge of the Grantor or a third party pledgor. Nothing herein shall prevent or otherwise limit either Secured Party from exercising all remedies otherwise permitted by applicable law or under the terms of the documents evidencing the Obligations owed to such Secured Party.

    5.   OBLIGATIONS OF SECURED PARTIES REGARDING ENFORCEMENT OF REMEDIES.
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Either of the Secured Parties may exercise their remedies against the Creditor A collateral or the Creditor B Collateral at any time following the occurrence of an Event of Default (as defined in any Creditor A Document or any Creditor B Document), without the consent of the other Secured party. All proceeds received upon any exercise of remedies against the Creditor A Collateral or the Creditor B Collateral may be applied to the Obligations owed to Creditor A under the Creditor A Documents and/or to the Obligations owed to Creditor B under the Creditor B Documents in such order as the Secured Parties may mutually agree. Nothing herein shall require either Secured Party to declare an Event of Default or to enforce its remedies under the Creditor A Documents or the Creditor B Documents at any time, but each Secured Party shall notify the other Secured Party when any such action is taken. Neither of the Secured Parties shall be under any obligation to marshall any assets in favor of the Grantor or any other person or entity or against or in payment of any or all of the Obligations due the Secured Parties.

     6.  REPAYMENTS OR RECOVERY FROM SECURED PARTIES.  If any demand is made at
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any time upon either Secured Party for the repayment or recovery of any amount received by it in payment or on account of the Obligations and if such Secured Party repays all or any part of such amount by reason of any judgment, decree or order of any court or administrative body or any settlement or compromise of any such demand, then (a) the Grantor will be and remain liable hereunder for the amount so repaid or recovered to the same extent as if such amount had never been received originally by such Secured Party and (b) if one Secured Party realized upon Creditor A Collateral or Creditor B Collateral and paid over a portion of the proceeds to the other Secured Party as permitted by Section 5 hereof, the Secured Party receiving such proceeds from the Secured Party which originally received such proceeds shall restore to the Secured Party which originally received such proceeds the amount required to be restored, without interest. The provisions of this section will be and remain effective notwithstanding any contrary action which may have been taken by the Grantor in reliance upon such payment, and any such contrary action so taken will be without prejudice to the Secured Parties' rights under this Agreement, the Creditor A Documents and the Creditor B Documents, and will be deemed to have been conditioned upon such payment having become final and irrevocable.

     7.  CHANGES IN WRITING.   No modification, amendment or waiver of any
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provision of this Agreement nor consent to any departure by the Grantor therefrom will be effective unless made in a writing signed by the Secured Parties, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Grantor in any case will entitle the Grantor to any other or further notice or demand in the same, similar or other circumstance.

     8.  ENTIRE AGREEMENT.  This Agreement (including the documents and
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instruments referred to herein)  constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

     9.   COUNTERPARTS.  This Agreement may be signed in any number of
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counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument.

    10.   SUCCESSORS AND ASSIGNS.  This Agreement will be binding upon and inure
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to the benefit of the Grantor and the Secured Parties and their respective heirs, executors, administrators, successors and assigns; provided, however,
                                                          --------  -------
that the Grantor may not assign this Agreement in whole or in part without the Secured

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Parties' prior written consent and either Secured Party at any time may assign this Agreement in whole or in part.

     11.  INTERPRETATION.   In this Agreement, unless the parties otherwise
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agree in writing, the singular includes the plural and the plural the singular;
the word "or" shall be deemed to include "and/or", the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to sections or exhibits are to those of this Agreement unless otherwise indicated; and references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Agreement. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. If this Agreement is executed by more than one party as the Grantor, the obligations of such persons or entities will be joint and several.

     WITNESS the due execution hereof as a document under seal, as of the date first written above.

                                        ASTEA INTERNATIONAL INC.

Attest: /s/ Michael Gresko              By:     /s/ John G. Phillips
        Michael Gresko                          John G. Phillips
Title:  Cash Manager                    Title:  CFO


                                        PNC BANK, NATIONAL ASSOCIATION

                                        By:     /s/ Joseph A. Serianni
                                                Joseph A. Serianni
                                        Title:  Vice President


                                        PNC LEASING CORP.

                                        By:


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